Exhibit 10.14

AMENDMENT NO. 1

TO

U.S. GUARANTEE AND COLLATERAL AGREEMENT

This AMENDMENT NO. 1 to the U.S. GUARANTEE AND COLLATERAL AGREEMENT (as defined below), dated as of November 1, 2007 (this “Amendment”), is entered into among HD SUPPLY, INC., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party hereto, MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as collateral agent and administrative agent for the banks and other financial institutions party to the ABL Credit Agreement, and amends the U.S. Guarantee and Collateral Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the U.S. Guarantee and Collateral Agreement.

W I T N E S S E T H:

WHEREAS, the U.S. Guarantee and Collateral Agreement dated as of August 30, 2007 (as may be further amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”) was entered into among the Parent Borrower, the Subsidiary Guarantors party thereto, MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as collateral agent (in such capacity, the “U.S. ABL Collateral Agent”) and administrative agent (in such capacity, the “U.S. ABL Administrative Agent”) for the banks and other financial institutions party to the ABL Credit Agreement;

WHEREAS, Section 9.1 of the U.S. Guarantee and Collateral Agreement provides that the U.S. Guarantee and Collateral Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE            Amendments.

1.    The recitals of the U.S. Guarantee and Collateral Agreement are hereby amended by deleting the reference therein to Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as administrative agent” immediately prior to the reference to “(in such capacity, the “Cash Flow Administrative Agent”)” and replacing it with “Merrill Lynch Capital Corporation, as administrative agent”.

2.    Subsection 1.1 of the U.S. Guarantee and Collateral Agreement is amended as follows:

(i)   The definition of “ABL Priority Collateral” shall be amended by deleting the reference therein to “directly” and replacing it with “to the extent”.

(ii)  The definition of “Cash Flow Facilities Priority Collateral” shall be amended by deleting the reference therein to “directly” and replacing it with “to the extent”.

(iii) The definition of “Borrower Obligations” shall be amended by adding “(but in the case of such Interest Rate Agreements, Currency Agreements, Commodities Agreements or Bank Products Agreements, only to the extent comprising ABL Obligations (as defined in the Intercreditor Agreement))” after the reference therein to “any Lender”.

3.    Subsections 3.3(b) and (c) of the U.S. Guarantee and Collateral Agreement shall be amended by adding the following after each reference therein to “Cash Flow Credit Agreement”: “(or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement)”.

SECTION TWO            Conditions to Effectiveness.  This Amendment shall become effective when the U.S. ABL Collateral Agent shall have executed a counterpart of this Amendment and received counterparts of this Amendment executed by each of the Grantors.

SECTION THREE        Reference to and Effect on the U.S. Guarantee and Collateral Agreement.  On and after giving effect to this Amendment, each reference in the U.S. Guarantee and Collateral Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the U.S. Guarantee and Collateral Agreement, and each reference in each of the Loan Documents to “the U.S. Guarantee and Collateral Agreement,” “thereunder,” “thereof” or words of like import referring to the U.S. Guarantee and Collateral Agreement, shall mean and be a reference to the U.S. Guarantee and Collateral Agreement as amended by this Amendment. The U.S. Guarantee and Collateral Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FOUR          Costs and Expenses.  Each of the Grantors jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the U.S. ABL Collateral Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the U.S. ABL Collateral Agent).

SECTION FIVE            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SIX              Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

HD SUPPLY, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

ARVADA HARDWOOD FLOOR COMPANY
BRAFASCO HOLDINGS II, INC.
BRAFASCO HOLDINGS, INC.
COX LUMBER CO.
CREATIVE TOUCH INTERIORS, INC.
FLOORS, INC.
FLOORWORKS, INC.
GRAND FLOOR DESIGNS, INC.
HD BUILDER SOLUTIONS GROUP, INC.
HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.
HD SUPPLY FACILITIES MAINTENANCE GROUP, INC.
HD SUPPLY FASTENERS & TOOLS, INC.
HD SUPPLY GP & MANAGEMENT, INC.
HD SUPPLY MANAGEMENT, INC.
HD SUPPLY PLUMBING/HVAC GROUP, INC.
HD SUPPLY SUPPORT SERVICES, INC.
HD SUPPLY UTILITIES GROUP, INC.
HD SUPPLY WATERWORKS GROUP, INC.
HSI IP, INC.
SUNBELT SUPPLY CANADA, INC.
UTILITY SUPPLY OF AMERICA, INC.
WHITE CAP CONSTRUCTION SUPPLY, INC.
WORLD-WIDE TRAVEL NETWORK, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY DISTRIBUTION
SERVICES, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY REPAIR & REMODEL,
LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

PROVALUE, LLC

By:	HD Supply Support Services, Inc.,
its managing member

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

SOUTHWEST STAINLESS, L.P.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

WILLIAMS BROS. LUMBER
COMPANY, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY CONSTRUCTION
SUPPLY, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY ELECTRICAL, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY FACILITIES
MAINTENANCE, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY HOLDINGS, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY PLUMBING/HVAC,
LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY UTILITIES, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY WATERWORKS, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

MADISON CORNER, LLC

By:	Cox Lumber Co.,
its manager

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

PARK-EMP, LLC

By:	Cox Lumber Co.,
its manager

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President

HD SUPPLY CANADA INC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

PRO CANADIAN HOLDINGS I, ULC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Administrative Agent and U.S. ABL Collateral Agent

By:	/s/ Ted Dennison
Name: Ted Dennison
Title: Vice President